Exhibit 10.48

                    AMENDMENT TO 10% SENIOR SECURED DEBENTURE

         This Amendment to 10% Senior Secured Debenture (the "Amendment") is dated as of August 29, 2008 and is executed by and between Intraop Medical Corporation, a Nevada corporation (the "Company") and ABS SOS-Plus Partners Ltd./Regenmacher Holdings, Ltd. (the "Holder").

           WHEREAS, reference is made to that certain 10% Senior Secured Debenture dated as of August 31, 2005 by and between the Company and the Holder in the original principal amount of $1,000,000 (the "Debenture").

           WHEREAS, the maturity date of the Debenture is August 31, 2008.

           WHEREAS, the Company and the Holder wish to amend the Debenture to extend the maturity date thereof to September 30, 2008.

          NOW, THEREFORE, BE IT RESOLVED, for good and valuable consideration and intending to be legally bound, the parties hereto agree as follows:

          1. Amendments to Debenture.

                  (a) The second line of the second paragraph of the Debenture is hereby amended by deleting "August 31, 2008" and inserting "September 30, 2008" in its place, such that the Maturity Date of the Debenture shall be September 30, 2008.

                  (b) The definition of "Monthly Payment Date" in Section 1 of the Debenture is hereby amended by deleting "August 1, 2008" in the second line and inserting "September 1, 2008 in its place.

         2. Guaranty. The Company shall deliver to the Holder, contemporaneously with the execution of this Amendment, a guaranty executed by Lacuna Hedge Fund, LLLP in substantially the form attached hereto as Exhibit A, guaranteeing the outstanding obligations under the Debenture.

         3. Effective Date of the Amendment. This Amendment shall be effective when executed by the Company and the Holder.

         4. No Other Waiver or Amendment. Except as expressly stated in this Amendment, all of the terms and conditions of the Debenture shall continue in full force and effect after the execution of this Amendment, and shall not be in any way changed, modified, waived or superseded by the terms set forth herein.

         5. Interpretation. This Amendment and the rights and obligations of the parties hereunder shall be construed in accordance with and governed pursuant to the terms of the Debenture.


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         6. Reference to the Debenture. On and after the effective date of this
Amendment, each reference in the Debenture to "the Debenture," this Debenture," "hereunder" and "hereof" or words of like import shall refer to the Debenture, as amended by this Amendment. The Debenture, as amended by this Amendment, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed.

         7. Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Amendment shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof.

         8. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same agreement. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.


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         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

                                 COMPANY:

                                 INTRAOP MEDICAL CORPORATION

                                 By:  /s/ Howard Solovei
                                      ------------------
                                      Name: Howard Solovei
                                      Title: Chief Financial Officer


                                 HOLDERS:

                                 REGENMACHER HOLDINGS, LTD.

                                 By:  /s/ Ian Ratner
                                      --------------
                                      Name: Ian Ratner
                                      Title: Receiver for RHL


                                 ABS-SOS PLUS PARTNERS LTD.

                                 By:  /s/ Jonathan Knight
                                      -------------------
                                      Name: Jonathan Knight
                                      Title: President, CTI Capital Management
                                      as Agent for ABS SOS-Plus Partners Ltd.


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                                    EXHIBIT A
                                    ---------

                                Form of Guaranty
                                ----------------

                                    GUARANTY

         FOR GOOD AND VALUABLE CONSIDERATION, the receipt and sufficiency of which are hereby acknowledged, and to induce ABS SOS-Plus Partners Ltd. and Regenmacher Holdings, Ltd. (collectively, the "Holders"), to extend the maturity date on those certain 10% Senior Secured Debenture dated as of August 31, 2005 in the original principal amount of $1,000,000 (the "Notes") held by each Holder and issued by Intraop Medical Corporation, a Nevada corporation (the "Company"), from August 31, 2005 to September 30, 2008, Lacuna Hedge Fund LLLP (the "Guarantor") does hereby irrevocably and unconditionally guarantee the prompt, full and faithful performance and discharge when due of all sums due from Company to each Holder under the Notes which, as of the date hereof, each have a remaining principal balance of $500,000 (collectively, the "Guaranteed Obligations"). This Guaranty is absolute, unconditional, irrevocable and continuing and shall remain in effect until all Guaranteed Obligations shall have been paid, performed and discharged.

         Each Holder hereby confirms that the remaining principal balance under its Note is $500,000. Any amendment or modification to the Notes or Guaranteed Obligations shall require the consent of Guarantor. Each Holder may without notice assign this Guaranty in whole or in part. Guarantor may without notice assign this Guaranty to any affiliated entity. Prior to enforcing this Guaranty against Guarantor, each Holder shall proceed with and exhaust its remedies against Company with respect to satisfaction of the Guaranteed Obligations. This Guaranty may not be changed, modified or terminated orally and shall be deemed delivered and shall be construed, interpreted and enforced in accordance with and under the law of the State of Delaware without regard to conflict of laws. If any provision of this Guaranty or the application thereof is hereafter held invalid or unenforceable, the remainder of this Guaranty shall not be affected thereby, and, to this end, the provisions of this Guaranty are declared severable. The obligations of Guarantor hereunder shall be binding upon its successors and assigns and shall inure to the benefit of each Holder's successors and assigns.

         IN WITNESS WHEREOF, the undersigned Guarantor has executed and delivered this Guaranty on the 29th day of August, 2008.

                                    GUARANTOR:

                                    LACUNA HEDGE FUND LLLP


                                    By:      Lacuna Hedge GP LLLP
                                             Its General Partner


                                    By:      Lacuna, LLC
                                             Its General Partner


                                    By:      /s/ JK Hullett
                                             ---------------------------
                                             JK Hullett
                                             Managing Director




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